FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 15, 2004



                                   VoIP, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)







         Texas                         0-28985                    75-2785941
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)








         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
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           (Address of principal execute offices, including zip code)



                                 (954) 434-2000
                         ------------------------------
              (Registrant's telephone number, including area code)


                          Millennia Tea Masters, Inc.
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD disclosures

         On April 13, 2004, the shareholders approved the the change of the Company's name to VoIP, Inc., and the chage became effective April 14, 2004.

         On April 15, 2004, VoIP, Inc., (formerly known as Millennia Tea Masters, Inc.) (the "Company") issued a press release announcing that as per the terms of the February 27, 2004 change of control of the Company, Steven Ivester, President, CEO and controlling shareholder of the Company has today contributed the intellectual property rights and related assets of two start-up companies formed to engage in the Voice over Internet business.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed", with the SEC. The information in this current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c) Press Release of VoIP, Inc. dated April 15, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 15, 2004                 VoIP, Inc.
                                        (Registrant)

                                        By: /s/  Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit #

99.1              Press  Release of Millennia Tea Masters,  Inc. dated April 15,
                  2004